UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

Metacrine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39512	47-2297384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 Executive Square, Suite 600 San Diego, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 369-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On March 10, 2023, Metacrine, Inc. (the “Company”) entered into and closed the transactions contemplated by that certain Asset Purchase Agreement (the “Asset Agreement”) with Organovo, Inc. (“Purchaser”), pursuant to which the Company sold to Purchaser the right, title and interest in and to its farnesoid X receptor (“FXR”) program technology including all inventory, trial data and research records relating to its FXR program (collectively, the “Assets”). In connection with the Company’s entry into the Asset Agreement, the Company and Purchaser also entered into a Patent Assignment, dated March 10, 2023, whereby the Company assigned to Purchaser certain intellectual property rights relating to its FXR program.

As consideration for the Assets, under the terms of the Asset Agreement, Purchaser paid the Company an upfront payment of $2.0 million in cash and agreed to make an additional payment of $2.0 million in cash within five business days of the Company’s delivery of certain assets sold pursuant to the Asset Agreement.

The parties to the Purchase Agreement have agreed to customary representations, warranties and closing conditions for transactions of this type.

The foregoing description of the Asset Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Asset Agreement is incorporated herein by reference into this Item 2.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metacrine, Inc.

Date: March 15, 2023	By:	/s/ Michael York
Michael York
President and Chief Executive Officer